(LIGHTHOUSE OPPORTUNITY FUND LOGO)

                               SEMI-ANNUAL REPORT
                                  (Unaudited)

                            For the Six Months Ended
                               February 28, 2003

To our fellow Shareholders:

The first six months of the new fiscal year, which began on September 1, 2002, has been a difficult time for most investors including the Lighthouse Opportunity Fund which declined 9.85% during the period. This result compares with the S&P 500 Index, which declined 7.30% and the small-cap Russell 2000 which was down 7.09%. The NASDAQ Composite Index, led by the large cap technology stocks, actually rose by a scant 0.71% during the six months forming a base in what could become a potential bottom after a 3-year average annual decline of 34.43%.

Our investments in the Industrials, Consumer and Healthcare sectors were particularly weak during the period, accounting for most of the decline in the Fund. This was offset to some degree by positive performances in the Technology and Energy sectors.

As of February 28, 2003, the Fund's heaviest sector weighting continued to be in Technology at 25.61% followed by the Consumer sector at 16.45% and the Healthcare sector at 16.18%. Our consumer holdings continue to consist of companies sensitive to economic trends rather than the more defensive consumer staples. As of February 28, the only sectors not represented in the portfolio were telecommunication services and materials due to a previous lack of attractive opportunities in those areas. Cash represented 8.00% of the portfolio.

During the first half of the fiscal year, only minor changes were made in our sector weightings. In the consumer sector, we sold our positions in Nautilus Group, Gadzooks and Guess, Inc in favor of companies we believe have better future prospects. Positions were also reduced in Pacific Sunwear and Chicago Pizza and Brewery due, in part, to superior relative stock performance. We added to our positions in Shuffle Master, Boyd Gaming and Christopher and Banks due to attractive prices and established an initial position in Univision, a growing Spanish-language media company. Overall, our Consumer weighting was reduced by approximately 4.5%.

During the period, we reduced our weighting slightly in the Financial sector, selling SWS Group and trimming our position in Lehman Brothers. This was somewhat offset by establishing a new position in Allstate, a personal lines insurance company trading at historically low valuation levels. We maintained our weightings in the energy sector by selling St Mary Land & Exploration and replacing it with Royal Dutch Shell toward the end of the period. We believe the major integrated oil companies, especially Royal Dutch Shell, have been unfairly penalized due to concerns over the impending war with Iraq.

We made a number of moves in the Healthcare sector selling under-performing positions in Cohesion technologies and Ribozyme while adding to positions in Isis Pharmaceuticals, Humana and PracticeWorks. We also added heavily to Tenet Healthcare making it our largest holding in the sector (2.6%) after an exhaustive research effort concerning the big hospital operator's problems with Medicare outlier payments. We believe that the potential negative outcome of the Government's investigation has more than been discounted in the price of the stock thereby offering a great buying opportunity. Finally, Caremark RX was trimmed in the portfolio after demonstrating good stock performance in an otherwise difficult market which made other ideas more promising. The net effect of these changes left our weighting in Healthcare virtually unchanged at 16.2%.

In the Industrials sector, we also made quite a few changes, the net of which left the sector weighting almost unchanged at 12.2%. DHB Industries, CSX Corporation and Stelmar Shipping were sold in favor of companies with greater future prospects. In their place, we initiated positions in Sypris Solutions (defense/aerospace) and Republic Services (waste removal). We also raised our weighting in Arkansas Best which is benefiting from increased volume and margins after the demise of a major, price-cutting competitor. Our weighting in Cendant was lowered due to its reliance on the currently hot, but fragile, home-buying phenomenon and Sabre Holdings was added in its place. Similar to Cendant, Sabre Holdings competes in the travel industry, which will benefit from an improving economy and eventual lessening of security concerns, but does not carry the same risks regarding Cendant's other businesses.

We were active in the Technology sector, attempting to take advantage of the price volatility and its creation of opportunistic buying and selling prices. We took advantage of recent stock price increases to lower our weightings in Globespan Virata, Universal Display and Applied Films. We also increased positions in International Rectifier, Merix, Trikon Technologies and Analog Devices. Net IQ was sold due to the poor software spending environment which made it unlikely that the company would achieve its financial goals. A new position was added in Sungard Data Systems which is the world leader in providing transaction data processing to the financial services industry, is growing nicely, and is trading at historically low valuation levels.

Finally, we increased our weighting in the Utility sector to 4.5% through the addition of the S&P Utilities Select SPDR, a basket of leading utility stocks. With the demise of Enron and the well-reported problems of companies like Dynegy, Calpine, Williams, Reliant and others in Enron's wake, the Utility sector was one of the worst performing sectors in 2002, dropping over 30%. We believe the selling has been overdone and elected to purchase a diversified basket of utility stocks in anticipation of the industry's eventual recovery over the next few years. While we wait, we get to collect a dividend exceeding 5%.

ECONOMIC CONDITIONS

Slow, choppy improvement would best characterize the economy at this point. Frequent government reports of improving fundamentals are being nullified in the minds of investors by sporadic reports that don't quite live up to expectations. This "two steps forward, one step back" scenario has helped to mask the obvious progress being made over time. Real Gross Domestic Product (GDP) has continued to increase, even accelerate over the last two years - advancing .3% in 2001 and 2.4% in 2002 - yet; we still hear numerous references to the "rotten" economy. We believe this sentiment is common only due to comparisons with the heady, unsustainable growth of the late 1990s. Such comparisons make the slow growth environment of today less than satisfying to many investors as if something is amiss. Nonetheless, the recovery is continuing with economists predicting 2.7% and 4.9% growth in 2003 and 2004, respectively.

Of great importance is the continuing improvement in the job market. The January unemployment rate fell from 6.0% to 5.7% while the economy added 185,000 to non-farm payrolls. However, in February, employment took a step back with the economy shedding 308,000 jobs, partly due to inclement weather and the call-up of reservists. It is important that employment improve as this is the foundation on which continued consumer spending and confidence is based, a factor accounting for a full two-thirds of GDP. Should improvement continue as expected, it could not come at a more critical juncture since the consumers' strength may be sorely tested over the next few months. With the wave of mortgage refinancings on the wane, less disposable income will be available to support spending habits and offset burdensome energy prices. Furthermore, the prospect of would-be consumers sitting at home to watch the war with Iraq on television rather than shopping in the malls has retailers nervous. On the plus side, the consumer has much for which to be thankful. Personal income continues to rise (in fact, average hourly earnings increased .7% in February, the largest monthly increase in sixteen years), home prices and home equity are increasing, balance sheets have been strengthened as consumer debt has fallen and savings increased, interest rates are still very low, and inflation is (at least for now) very well-behaved. A significant continued improvement in employment would go a long way toward solidifying the already existing positives.

As for business investment, the rate of decline is slowing, even if not yet showing improvement. The year-over-year change in non-residential fixed investment has declined at rates of -9.4%, -6.3%, -5.1% and -1.9% over the last four quarters. Although manufacturing capacity utilization is still weak at 75.7%, industrial production continues to expand showing a .7% gain in February. With equipment depreciation outpacing investment and inventory drawdowns continuing in many industries, we believe the stage is set for accelerating growth sometime in 2003 once geopolitical issues become clearer.

As far as the other two components of GDP are concerned, Government is doing its part by running a deficit and putting additional tax stimulus on the table. Likewise, the long overdue weakness in the U.S. Dollar should start benefiting trade patterns and reduce the drag of net imports on GDP.

All in all, we believe the economy should continue to chug along even if only on half power. The U.S. has never experienced a recession with real short-term interest rates at less than zero as they are today.

MARKET CONDITIONS

All of the S&P 500 sectors were down in 2002 leaving no place to take profits. Instead, 2002 was a year to plant seeds, to find good companies selling at distressed prices with an eye to the future. Opportunities were abundant and this continues into the first two months of 2003. Negativity and pessimism fill the air. Good news is greeted by investors with a ho-hum attitude while any news with a negative bent, no matter how small or temporary, is cause for reactionary stock price declines. How can this be in the face of encouraging economic news and rising corporate profits over the last three quarterso We believe the answer lies in the markets' focus of attention on geopolitical concerns which has caused investors to take their "eyes off the ball" of investment opportunity. News of an imminent war with Iraq, North Korean extortion attempts, and terrorist color alerts fill the airwaves daily and reportedly dominate the talk around Wall Street trading desks. Buyers are content to wait until the smoke clears and sellers are in a hurry to beat any worst-case fallout. It's a wonder the markets haven't fared worse, a testament to the tremendous buying opportunities created over the three-year bear market. Investors usually over-react to uncertainty, building worst-case scenarios into equity prices. This is because the wide range of outcomes is difficult to handicap. But once the outcome is known, even if negative in its impact, investment assets can be priced on a more rational basis. Resolution of the Iraq and North Korean problems should go a long way toward re-orienting investment focus toward the favorable developments of the past few quarters. We will make progress against the terror threat although its total elimination is realistically not in the cards for some time. Still, any lessening of uncertainty should be beneficial and we confidently expect this over the coming year. When investors do re-focus on fundamentals, they should find a growing economy, rising corporate profits, attractive valuations and ample liquidity, a recipe for good investment returns.

OUTLOOK AND STRATEGY

Despite recent setbacks due to world events, our outlook is decidedly positive based on improving fundamentals and historical precedence. Just the tremendous investment needed by U.S. pension plans alone (estimated at $100-$300 billion) in order to repair under-funded pension plans could add a significant boost to the market. We expect the market leaders coming out of the current malaise will be economically-sensitive companies and we have attempted to orient the portfolio to take advantage of this belief. Almost 78% of the Fund's portfolio (excluding cash) is invested in industries which should benefit from increased economic activity. With GDP already showing slow, but accelerating growth, we believe the portfolio should benefit once the uncertainties hanging over the economy and markets become less of a concern.

Another characteristic of the current market environment is allowing us to upgrade the portfolio to position it for the future. That is, we believe investors are being indiscriminate in their evaluation of company prospects with very little valuation margin between the best and worst companies in some sectors. We are taking advantage of this situation by exchanging some of our holdings for better-positioned companies without having to "pay up" for higher quality. We believe this process will benefit the Fund as valuation spreads return to a more normal relationship in a more rational market environment.

Finally, we have kept our cash level (8%) in the Fund a bit higher than normal, cognizant of the fact that although there are numerous investment opportunities available at present, market volatility could provide even better opportunities as the next few months pass. We want to have some dry powder should these opportunities present themselves.

CONCLUSION

It is difficult to convey the level of opportunity available in the current market without sounding like a "Pollyanna" just as it was difficult to convey the risk in the market in the late 1990s without sounding like an alarmist. We see the current environment as almost a mirror-image of that period when we expressed our concern regarding the pervasive market euphoria of that time.
Now, investment strategists would have us believe that the bear market will never end, just as their now-unemployed, bullish counterparts never saw the end of the bull market. This heavy pessimism is reflected in Gallup's Index of Investor Confidence which shows the lowest confidence level since 1996. On the other hand, we are very confident that the bear market will end and it may have already done so. Lost in all the gloom is the fact that from the low on October 9, 2002, the S&P 500 has gained more than 8.5% through the end of February, 2003, this despite the gloomy geopolitical overhang.

As a final item worth noting, according to Ibbotson and Associates, the worst ten-year stretch on record for the S&P 500 ended in 1938 in the aftermath of the Great Depression. Over that ten-year period, the S&P 500 declined on average by 0.9% per year. Ibbotson also computed how badly the market would have to perform during the current decade in order to match history's worst ten-year performance. The result: considering the declines registered during the first three years of this decade, the S&P 500 would have to CLIMB at an annual rate of 5.7% for the next seven years to equal the worst ten-year stretch in history. This should provide investors with some measure of comfort.

In the meantime, we are excited about the opportunities captured and the positioning of the portfolio for future returns. We believe an important tenet of successful long-term investing is the ability to recognize that the price movement of a stock does not necessarily reflect a change in value of a company. Short-term emotions can play havoc with reality causing a stock price to decline even when the company's true intrinsic value is rising. An astute investor will take advantage of this temporary disparity and be well-rewarded over time. As in most worthwhile endeavors, patience is required. It has certainly been required recently and it may continue to be required for a while longer. However, the seeds are planted, the weeds removed, and we're now waiting on the sun to peak through the clouds that have hung over the markets the past few months.

Sincerely,

/s/Lanny C. Barbee

Lanny C. Barbee
Portfolio Manager

March 10, 2003

Opinions expressed are those of Lanny C. Barbee and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

The Fund's total return for the twelve months ended February 28, 2003, average annual total return for three years, five years and from inception on September 29, 1995 through February 28, 2003, was -24.68%, -4.12%, -7.78% and -1.75%,
respectively. The total return for the twelve months ended February 28, 2003, average annual total return for three years, five years and from inception on September 29, 1995 through February 28, 2003 for the S&P 500 Index was -22.68%, -13.72%, -2.99% and 6.71%, respectively. The total return for the twelve months ended February 28, 2003, average annual total return for three years, five years and from inception on September 29, 1995 through February 28, 2003 for the Russell 2000 Index was -22.10%, -13.35%, -3.57% and 3.42%, respectively. The total return for the twelve months ended February 28, 2003, average annual total return for three years, five years and from inception on September 29, 1995 through February 28, 2003 for the NASDAQ Composite Index was -23.52%, -34.43%, - 5.64% and 3.26%, respectively. These indices are unmanaged and commonly used to measure performance of U.S. stocks. One cannot invest directly in an index.

Results shown are past performance, which should not be regarded as an indicator of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the following annual report for the Fund's holdings as of February 28, 2003.

This material must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC, distributor. (04/03)

SCHEDULE OF INVESTMENTS at February 28, 2003 (Unaudited)

SHARES                                                                VALUE
------                                                                -----
COMMON STOCKS: 90.7%

AIRLINES: 1.7%
   9,700    Southwest Airlines Co.                                 $   117,079
                                                                   -----------

APPAREL MANUFACTURING: 4.2%
   3,500    Jones Apparel
              Group, Inc.*<F1>                                          99,260
   8,000    Quicksilver, Inc.*<F2>                                     200,800
                                                                   -----------
                                                                       300,060
                                                                   -----------

BIOTECHNOLOGY: 4.6%
   6,550    Celgene Corp.*<F1>                                         143,452
  17,400    Isis Pharmaceuticals, Inc.*<F1>                             77,952
  21,900    Ligand
              Pharmaceuticals, Inc.*<F1>                               103,587
                                                                   -----------
                                                                       324,991
                                                                   -----------

COMMERCIAL SERVICES: 6.7%
   5,250    Cendant Corp.*<F1>                                          64,628
  15,200    Navigant
              International, Inc.*<F1>                                 146,680
   6,750    Sabre Holdings Corp.                                       111,780
   3,800    Republic Services, Inc.*<F1>                                72,466
   9,300    Sypris Solutions, Inc.                                      79,050
                                                                   -----------
                                                                       474,604
                                                                   -----------

COMMUNICATIONS EQUIPMENT:  3.0%
  13,400    Foundry Networks, Inc.*<F1>                                118,858
  29,500    Sycamore
              Networks, Inc.*<F1>                                       90,270
                                                                   -----------
                                                                       209,128
                                                                   -----------

CONSUMER PRODUCTS: 1.5%
   6,000    Fossil, Inc.*<F1>                                          107,880
                                                                   -----------

ELECTRICAL COMPONENTS & EQUIPMENT: 0.6%
  12,100    American
              Superconductor Corp.*<F1>                                 39,083
                                                                   -----------

ELECTRONIC COMPONENTS: 12.6%
   7,150    Actel Corp.*<F1>                                           117,260
   4,200    Altera Corp.*<F1>                                           52,626
   3,200    Analog Devices, Inc.*<F1>                                   93,312
   5,500    Coherent, Inc.*<F1>                                        107,690
  16,500    GlobespanVirata, Inc.*<F1>                                  76,890
  10,500    International
              Rectifier Corp.*<F1>                                     234,675
   7,000    KEMET Corp.*<F1>                                            55,860
  14,100    Merix Corp.*<F1>                                            74,448
  11,200    Universal
              Display Corp.*<F1>                                        81,760
                                                                   -----------
                                                                       894,521
                                                                   -----------

ELECTRONIC INSTRUMENTS: 1.3%
   8,100    Keithley
              Instruments, Inc.                                         92,340
                                                                   -----------

FABRICATED PIPE & PIPE FITTINGS: 1.4%
  10,200    The Shaw Group, Inc.*<F1>                                   97,818
                                                                   -----------

HEALTH CARE PRODUCTS: 1.6%
   4,100    Baxter
              International, Inc.                                      116,399
                                                                   -----------

HEALTH CARE SERVICES: 6.2%
   4,000    Caremark Rx, Inc.*<F1>                                      69,840
   3,600    Lincare Holdings, Inc.*<F1>                                107,640
  13,700    MIM Corp.*<F1>                                              72,199
  10,250    Tenet
              Healthcare Corp.*<F1>                                    186,242
                                                                   -----------
                                                                       435,921
                                                                   -----------

HOTEL - CASINO: 1.9%
  11,000    Boyd Gaming Corp.*<F1>                                     137,610
                                                                   -----------

INSURANCE: 4.0%
   3,300    The Allstate Corp.                                         104,379
  12,100    Humana Inc.*<F1>                                           118,580
   4,600    UnumProvident Corp.                                         59,800
                                                                   -----------
                                                                       282,759
                                                                   -----------

INVESTMENT BANKING/BROKERAGE: 4.4%
   3,700    The Bear Stearns
              Cos., Inc.                                               231,768
   1,400    Lehman Brothers
              Holdings, Inc.                                            77,518
                                                                   -----------
                                                                       309,286
                                                                   -----------

LEISURE & RECREATIONAL PRODUCTS: 2.6%
   6,400    Multimedia Games, Inc.*<F1>                                117,056
   3,400    Shuffle Master, Inc.*<F1>                                   66,470
                                                                   -----------
                                                                       183,526
                                                                   -----------

MANUFACTURING EQUIPMENT: 5.1%
   8,500    Applied Films Corp.*<F1>                                   127,840
   4,800    Brooks Automation, Inc.*<F1>                                48,576
  40,400    Trikon
              Technologies, Inc.*<F1>                                  187,860
                                                                   -----------
                                                                       364,276
                                                                   -----------

MEDIA: 1.6%
   4,550    Univision
              Communications, Inc.*<F1>                                112,703
                                                                   -----------

OIL & GAS EXPLORATION & PRODUCTION: 4.4%
   2,000    Pogo Producing Co.                                          79,500
   2,000    Royal Dutch
              Petroleum Co.                                             79,340
  17,000    Ultra Petroleum Corp.*<F1>                                 155,550
                                                                   -----------
                                                                       314,390
                                                                   -----------

OIL & GAS PIPELINES: 2.7%
   7,450    Plains All American
              Pipeline, L.P.                                           187,815
                                                                   -----------

OILFIELD EQUIPMENT/SERVICES: 1.7%
  29,200    Mitcham Industries, Inc.*<F1>                               32,412
   3,900    National-Oilwell, Inc.*<F1>                                 87,750
                                                                   -----------
                                                                       120,162
                                                                   -----------

RESTAURANTS: 2.2%
   4,000    CEC Entertainment, Inc.*<F1>                               101,240
   9,000    Chicago Pizza &
              Brewery, Inc.*<F1>                                        52,290
                                                                   -----------
                                                                       153,530
                                                                   -----------

RETAIL - SPECIALTY: 2.5%
   6,500    Christopher &
              Banks Corp.*<F1>                                          92,690
   4,575    Pacific Sunwear
              of California, Inc.*<F1>                                  81,023
                                                                   -----------
                                                                       173,713
                                                                   -----------

SOFTWARE: 5.8%
  18,900    PracticeWorks, Inc.*<F1>                                   154,413
   5,350    SunGard Data
              Systems, Inc.                                            105,288
   3,800    Synopsys, Inc.*<F1>                                        154,964
                                                                   -----------
                                                                       414,665
                                                                   -----------

TRUCKING: 1.9%
   5,750    Arkansas Best Corp.                                        136,275
                                                                   -----------

UTILITIES: 4.5%
  18,000    Utilities Select
              Sector SPDR Fund                                         319,500
                                                                   -----------
TOTAL COMMON STOCKS
  (cost $8,009,579)                                                  6,420,034
                                                                   -----------

PREFERRED STOCK: 1.7%

OIL & GAS EXPLORATION & PRODUCTION: 1.7%
   5,400    Westport Resources Corp.
              (cost $100,220)                                          119,340
                                                                   -----------

PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENT:  6.1%
$434,826    Federated Cash Trust                                       434,826
              (cost $434,826)
TOTAL INVESTMENTS IN
  SECURITIES: 98.5%
  (cost  $8,544,625+<F2>)                                            6,974,200
Other Assets less
  Liabilities:  1.5%                                                   105,191
                                                                   -----------
NET ASSETS:  100.0%                                                $ 7,079,391
                                                                   -----------
                                                                   -----------

*<F1>  Non-income producing security.
+<F2> At February 28, 2003, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

       Gross unrealized appreciation                               $   779,452
       Gross unrealized depreciation                                (2,349,877)
                                                                   -----------
       Net unrealized depreciation                                 $(1,570,425)
                                                                   -----------
                                                                   -----------

                See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2003 (Unaudited)

ASSETS
   Investments in securities, at value (cost $8,544,625)           $ 6,974,200
   Receivables:
       Investments sold                                                173,742
       Due from Advisor                                                  1,016
       Dividends and interest                                              957
   Prepaid expenses                                                     13,857
                                                                   -----------
           Total assets                                              7,163,772
                                                                   -----------

LIABILITIES
   Payables:
       Administration fees                                               2,296
       Distribution fees                                                 2,996
       Payable to custodian                                             62,612
   Accrued expenses                                                     16,477
                                                                   -----------
           Total liabilities                                            84,381
                                                                   -----------

NET ASSETS                                                         $ 7,079,391
                                                                   -----------
                                                                   -----------
   Shares outstanding (unlimited number
     of shares authorized, without par value)                          716,294
   Net asset value, offering and redemption price per share        $      9.88
                                                                   -----------
                                                                   -----------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $13,383,393
   Accumulated net investment loss                                     (50,804)
   Accumulated net realized loss on investments                     (4,682,773)
   Net unrealized depreciation on investments                       (1,570,425)
                                                                   -----------
           Net assets                                              $ 7,079,391
                                                                   -----------
                                                                   -----------

                See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the six months ended February 28, 2003 (Unaudited)

INVESTMENT INCOME
   Income
       Dividends                                                     $  22,058
       Interest                                                          2,234
                                                                     ---------
           Total Income                                                 24,292
                                                                     ---------

   Expenses
       Advisory fees                                                    46,935
       Administration fees                                              14,838
       Transfer agent fees                                              14,091
       Fund accounting fees                                             11,928
       Distribution fees                                                 9,387
       Audit fees                                                        7,996
       Registration fees                                                 6,669
       Shareholder Reporting                                             3,847
       Trustee fees                                                      3,283
       Legal fees                                                        2,787
       Custody fees                                                      2,543
       Miscellaneous fees                                                1,826
       Insurance expense                                                   221
                                                                     ---------
           Total expenses                                              126,351
           Less:  fees waived                                          (51,255)
                                                                     ---------
           Net expenses                                                 75,096
                                                                     ---------
               NET INVESTMENT LOSS                                     (50,804)
                                                                     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investments                                   (563,317)
   Change in net unrealized appreciation/(depreciation)
     on investments                                                   (159,933)
                                                                     ---------
           Net realized and unrealized loss on investments            (723,250)
                                                                     ---------
               NET DECREASE IN NET ASSETS RESULTING
                 FROM OPERATIONS                                     $(774,054)
                                                                     ---------
                                                                     ---------

                See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                             SIX MONTHS ENDED
                                             FEBRUARY 28, 2003    YEAR ENDED
                                                (UNAUDITED)     AUGUST 31, 2002
                                             -----------------  ---------------
INCREASE (DECREASE) IN
  NET ASSETS FROM:

OPERATIONS
   Net investment loss                          $  (50,804)       $ (124,645)
   Net realized gain (loss) on investments        (563,317)          393,976
   Change in net unrealized
     appreciation/(depreciation)
     on investments                               (159,933)       (1,468,041)
                                                ----------        ----------
       NET DECREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                (774,054)       (1,198,710)
                                                ----------        ----------

CAPITAL SHARE TRANSACTIONS
   Net decrease in net assets derived from
     net change in outstanding shares (a)<F3>      (75,225)         (458,044)
                                                ----------        ----------
       TOTAL DECREASE IN NET ASSETS               (849,279)       (1,656,754)

NET ASSETS
   Beginning of period                           7,928,670         9,585,424
                                                ----------        ----------
   END OF PERIOD                                $7,079,391        $7,928,670
                                                ----------        ----------
                                                ----------        ----------
   Undistributed net investment loss            $  (50,804)       $       --
                                                ----------        ----------
                                                ----------        ----------

(a)<F3>  A summary of capital share transactions is as follows:

                                SIX MONTHS ENDED
                               FEBRUARY 28, 2003             YEAR ENDED
                                  (UNAUDITED)             AUGUST 31, 2002
                               Shares       Value        Shares       Value
                               ------       -----        ------       -----
Shares sold                    23,346     $ 240,481        71,244  $   895,446
Shares redeemed               (29,753)     (315,706)     (100,663)  (1,353,490)
                              -------     ---------      --------  -----------
Net decrease                   (6,407)    $ (75,225)      (29,419) $  (458,044)
                              -------     ---------      --------  -----------
                              -------     ---------      --------  -----------

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                        SIX MONTHS ENDED                          YEAR ENDED AUGUST 31,
                                          FEBRUARY 28,       ----------------------------------------------------------------
                                              2003           2002           2001           2000           1999           1998
                                              ----           ----           ----           ----           ----           ----
                                          (UNAUDITED)
Net asset value,
  beginning of period                        $10.97         $12.74         $13.20         $10.43         $10.85         $15.76
                                             ------         ------         ------         ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  (0.07)         (0.17)         (0.13)         (0.17)         (0.07)          0.01
Net realized and unrealized
  gain (loss) on investments                  (1.02)         (1.60)         (0.33)          2.94          (0.34)         (4.31)
                                             ------         ------         ------         ------         ------         ------
Total from
  investment operations                       (1.09)         (1.77)         (0.46)          2.77          (0.41)         (4.30)
                                             ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
From net investment income                       --             --             --             --          (0.01)            --
From net realized gain                           --             --             --             --             --          (0.61)
                                             ------         ------         ------         ------         ------         ------
Total distributions                              --             --             --             --          (0.01)         (0.61)
                                             ------         ------         ------         ------         ------         ------
Net asset value,
  end of period                              $ 9.88         $10.97         $12.74         $13.20         $10.43         $10.85
                                             ------         ------         ------         ------         ------         ------
                                             ------         ------         ------         ------         ------         ------
Total return                                  (9.85)%(1)    (13.89)%        (3.41)%        26.46%         (3.78)%       (28.46)%
                                                     <F4>

RATIO/SUPPLEMENTAL DATA:
Net assets,
  end of period (millions)                     $7.1           $7.9           $9.6          $10.8          $12.4          $21.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived
  and expenses absorbed                        3.37%(2)       2.89%          2.74%          2.77%          2.47%          2.13%
                                                    <F5>
After fees waived
  and expenses absorbed                        2.00%(2)       2.00%          2.00%          2.00%          2.00%(3)       2.00%(3)
                                                    <F5>                                                        <F6>           <F6>

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS:
Before fees waived
  and expenses absorbed                       (2.72)%(2)     (2.21)%        (1.68)%        (1.76)%        (0.85)%        (0.06)%
                                                     <F5>
After fees waived
  and expenses absorbed                       (1.35)%(2)     (1.32)%        (0.94)%        (0.99)%        (0.39)%(3)      0.08%(3)
                                                     <F5>                                                        <F6>          <F6>
Portfolio turnover rate                       31.54%(1)      62.42%         72.15%         57.49%        122.00%         44.09%
                                                    <F4>

(1)<F4> Not Annualized
(2)<F5> Annualized
(3)<F6> Excluding dividends paid on securities sold short representing 0.11% and 0.15% for the years ending August 31, 1999 and 1998, respectively.

                See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

   The Lighthouse Opportunity Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 29, 1995. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

   A. Security Valuation. Securities traded on a national securities exchange or NASDAQ are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

   B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   C. Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

       At August 31, 2002, the Fund had a capital loss carryforward available for federal income tax purposes of $4,116,025, which expires in 2006, to offset future gains.

   D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

   For the six months ended February 28, 2003, Lighthouse Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.25% based upon the average daily net assets of the Fund. For the six months ended February 28, 2003, the Fund incurred $46,935 in Advisory fees.

   The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund for expenses, excluding interest and tax expense, so that its ratio of expenses to average net assets will not exceed 2.00%. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the six months ended February 28, 2003, the Advisor waived fees of $46,935 and reimbursed the Fund in the amount of $4,320.

   At February 28, 2003, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $285,802. The Advisor may recapture a portion of the above amounts no later than the dates as stated below:

                                August 31,
             -------------------------------------------------
             2003           2004           2005           2006
             ----           ----           ----           ----
           $76,864        $73,777        $83,906        $51,255

   The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

   U.S. Bancorp Fund Services, L.L.C. (the "Administrator") acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

   Average Net Assets of the Fund       Fee or Fee Rate
   ------------------------------       ---------------
   Under $15 million                    $30,000
   $15 to $50 million                   0.20% of average daily net assets
   $50 to $100 million                  0.15% of average daily net assets
   $100 to $150 million                 0.10% of average daily net assets
   Over $150 million                    0.05% of average daily net assets

   For the six months ended February 28, 2003, the Fund incurred $14,838 in Administration fees.

   Quasar Distributors, L.L.C. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

   Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - DISTRIBUTION PLAN

   The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor as Distribution Coordinator at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the six months ended February 28, 2003, the Fund paid to the Advisor, as Distribution Coordinator, $9,387.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

   The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the six months ended February 28, 2003 were $1,832,183 and $2,302,814, respectively.

NOTE 6 - CHANGE IN INDEPENDENT ACCOUNTANT

   Ernst & Young, LLP were previously the principal auditors for the Lighthouse Opportunity Fund. The decision to change auditors was resolved by the board of trustees in the meeting on November 18, 2002 and Tait, Weller & Baker were appointed principal auditors. Ernst & Young, LLP had served as principal auditors for each of the years ended August 31, 1996 through August 31, 2002. Additionally, the audit report of Ernst & Young, LLP on the financial statements of the Lighthouse Opportunity Funds that was issued for each of those periods were unqualified.

NOTE 7 - TRUSTEES AND EXECUTIVE OFFICERS

   The Trustees of the Trust are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.

                              Independent Trustees
                              --------------------

                                                                                          # of
                                         Term of                                          Funds in       Other
                          Position       Office and                                       complex        Directorships
Name, Age                 Held with      Length of       Principal Occupation             overseen       Held by
and Address               the Trust      Time Served     During Past Five Years           by Trustee     Trustee
-----------               ---------      -----------     ----------------------           ----------     -------------
Dorothy A. Berry          Chairman       Indefinite      Consultant, Talon                17             Not
(Born 1943)               and            Term            Industries                                      Applicable
615 E. Michigan St.       Trustee        Since           (administrative,
Milwaukee, WI  53202                     May 1991        management &
                                                         business consulting);
                                                         formerly Chief
                                                         Operating Officer,
                                                         Integrated Asset
                                                         Management
                                                         (investment advisor
                                                         and manager) and
                                                         formerly President,
                                                         Value Line, Inc.,
                                                         (investment advisory
                                                         & financial publishing
                                                         firm).

Wallace L. Cook           Trustee        Indefinite      Retired; formerly                17             Not
(Born 1939)                              Term            Senior Vice President,                          Applicable
615 E. Michigan St.                      Since           Rockefeller Trust Co.;
Milwaukee, WI  53202                     May 1991        Financial Counselor,
                                                         Rockefeller & Co.

Carl A. Froebel           Trustee        Indefinite      Private Investor;                17             Not
(Born 1938)                              Term            formerly Managing                               Applicable
615 E. Michigan St.                      Since           Director, Premier
Milwaukee, WI  53202                     May 1991        Solutions, Ltd.;  formerly
                                                         President and Founder,
                                                         National Investor Data
                                                         Services, Inc. (investment
                                                         related computer software).

Ashley T. Rabun           Trustee        Indefinite      Founder and Chief                17             Trustee,
(Born 1952)                              Term            Executive Officer,                              E*TRADE
615 E. Michigan St.                      Since           InvestorReach, Inc.,
Milwaukee, WI  53202                     May 2002        (financial services
                                                         marketing and
                                                         distribution consulting);
                                                         formerly Partner and
                                                         Director, Nicholas-
                                                         Applegate Capital
                                                         Management,
                                                         (investment
                                                         management).

Rowley W.P. Redington     Trustee        Indefinite      President; Intertech             17             Not
(Born 1944)                              Term            Computer Services                               Applicable
615 E. Michigan St.                      Since           Corp. (consumer
Milwaukee, WI  53202                     May 1991        electronics and computer
                                                         service and marketing);
                                                         formerly Vice President,
                                                         PRS of New Jersey, Inc.
                                                         (management consulting),
                                                         and Chief Executive
                                                         Officer, Rowley
                                                         Associates (consultants).

                                                  Interested Trustees and Officers
                                                  --------------------------------

Steven J. Paggioli        Trustee        Indefinite      Consultant, U.S.                 17             Trustee,
(Born 1950)                              Term            Bancorp Fund Services,                          Managers
915 Broadway                             Since           LLC since July, 2001;                           Funds.
New York, NY  10010                      May 1991        formerly Executive Vice
                                                         President, Investment
                                                         Company Administration,
                                                         LLC ("ICA") (mutual
                                                         fund administrator and
                                                         the Fund's former
                                                         administrator).

Robert M. Slotky          President      Indefinite      Vice President, U.S.                            Not
(Born 1947)                              Term            Bancorp Fund Services,                          Applicable
2020 E. Financial Way,                   Since           LLC since July, 2001;
Suite 100                                August 2002     formerly, Senior Vice
Glendora, CA  91741                                      President, ICA (May
                                                         1997-July 2001).

Eric W. Falkeis           Treasurer      Indefinite      Vice President, U.S.                            Not
(Born 1973)                              Term            Bancorp Fund Services,                          Applicable
615 E. Michigan St.                      Since           LLC since 1997; Chief
Milwaukee, WI  53202                     August 2002     Financial Officer,
                                                         Quasar Distributors,
                                                         LLC, since 2000.

Chad E. Fickett           Secretary      Indefinite      Compliance                                      Not
(Born 1973)                              Term            Administrator, U.S.                             Applicable
615 E. Michigan St.                      Since           Bancorp Fund Services,
Milwaukee, WI  53202                     March 2002      LLC since July, 2000.

                                    Advisor
                      LIGHTHOUSE CAPITAL MANAGEMENT, INC.
                        10000 Memorial Drive, Suite 660
                             Houston, Texas  77024
                                 (713) 688-6881
                   Toll-Free Account Inquiries (866) 811-0218

                                  Distributor
                            QUASAR DISTRIBUTORS, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                                   Custodian
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45201

                     Transfer and Dividend Disbursing Agent
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                            Independent Accountants
                              TAIT, WELLER & BAKER
                         1818 Market Street, Suite 2400
                       Philadelphia, Pennsylvania  19103

                                 Legal Counsel
                       PAUL, HASTINGS, JANOFSKY & WALKER
                          55 Second Street, 24th Floor
                     San Francisco, California  94105-3441